UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

General Electric Company

(Name of Registrant as Specified In Its Charter)

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

GENERAL ELECTRIC COMPANY

ANNUAL MEETING OF SHAREOWNERS
Wednesday, April 26, 2017
10:00 a.m. Eastern Time

GE Aviation
502 Sweeten Creek Industrial Park Road
Asheville, NC 28803

Directions to the General Electric Company Annual Meeting are available in the proxy statement which can be viewed at proxydocs.com/GE.

Important Notice Regarding the Availability of Proxy Materials for the
Shareowner Meeting to be Held on April 26, 2017.

Notice is hereby given that the Annual Meeting of Shareowners of General Electric will be held at GE Aviation, 502 Sweeten Creek Industrial Park Road, Asheville, NC 28803 on Wednesday, April 26, 2017 at 10:00 a.m. Eastern Time.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement, Annual Report and Integrated Summary Report are available at www.proxydocs.com/GE

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 14, 2017 to facilitate timely delivery.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

Your Board of Directors recommends a vote “FOR” the following nominees:
Election of Directors:	1.	Sébastien M. Bazin	5.	Marijn E. Dekkers	9.	Andrea Jung	14.	Steven M. Mollenkopf
	2.	W. Geoffrey Beattie	6.	Peter B. Henry	10.	Robert W. Lane	15.	James J. Mulva
	3.	John J. Brennan	7.	Susan J. Hockfield	11.	Risa Lavizzo-Mourey	16.	James E. Rohr
	4.	Francisco D’Souza	8.	Jeffrey R. Immelt	12.	Rochelle B. Lazarus	17.	Mary L. Schapiro
					13.	Lowell C. McAdam	18.	James S. Tisch

Management Proposals — Your Board of Directors recommends a vote “FOR” the following proposals (except Item 20, for which the Board recommends a vote of 1 YEAR):
19.	Advisory Approval of Our Named Executives’ Compensation
20.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
21.	Approval of GE’s 2007 Long-Term Incentive Plan as amended
22.	Approval of the Material Terms of Senior Officer Performance Goals
23.	Ratification of KPMG as Independent Auditor for 2017
Shareowner Proposals – Your Board of Directors recommends a vote “AGAINST” the following proposals:
24.	Report on Lobbying Activities
25.	Require the Chairman of the Board to be Independent
26.	Adopt Cumulative Voting for Director Elections
27.	Report on Charitable Contributions

THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/GE

●	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on April 25, 2017.

●

Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Scan code to the right for mobile voting.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,
Proxy Statement, Annual Report and Integrated Summary Report, please contact us via:

Internet/Mobile – Access the Internet and go to www.investorelections.com/GE. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at paper@investorelections.com with “GE Materials Request” in the subject line. The email must include:

●	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.

●	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

●	If you choose email delivery you must include the email address.

●

If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or Tax Identification number in the email.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareowner Meeting to Be Held on April 26, 2017.

GENERAL ELECTRIC COMPANY

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 27, 2017
Date: April 26, 2017 Time: 10:00 a.m., Eastern Time
Location:	GE Aviation
502 Sweeten Creek Industrial Park Road
Asheville, NC 28803

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT INTEGRATED SUMMARY REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2017 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
Your Board of Directors recommends you vote FOR the following nominees, FOR management proposals B1 and B3 through B5 and 1 YEAR on management proposal B2:

A. Election of Directors

Nominees:

A1.	Sébastien M. Bazin

A2.	W. Geoffrey Beattie

A3.	John J. Brennan

A4.	Francisco D’Souza

A5.	Marijn E. Dekkers

A6.	Peter B. Henry

A7.	Susan J. Hockfield

A8.	Jeffrey R. Immelt

A9.	Andrea Jung

A10.	Robert W. Lane

A11.	Risa Lavizzo-Mourey

A12.	Rochelle B. Lazarus

A13.	Lowell C. McAdam

A14.	Steven M. Mollenkopf

A15.	James J. Mulva

A16.	James E. Rohr

A17.	Mary L. Schapiro

A18.	James S. Tisch

B1.	Advisory Approval of Our Named Executives’ Compensation

B2.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

B3.	Approval of GE’s 2007 Long-Term Incentive Plan as amended

B4.	Approval of the Material Terms of Senior Officer Performance Goals

B5.	Ratification of KPMG as Independent Auditor for 2017

Your Board of Directors recommends you vote AGAINST shareowner proposals C1 through C4:

C1.	Report on Lobbying Activities

C2.	Require the Chairman of the Board to be Independent

C3.	Adopt Cumulative Voting for Director Elections

C4.	Report on Charitable Contributions

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

Dear GE Shareowner,

This year, we are distributing the 2016 annual report and proxy statement for GE’s 2017 annual meeting of shareowners to some of our shareowners, including you, over the Internet by sending you the enclosed Notice of Internet Availability of Proxy Materials. The enclosed notice explains how you can access these materials and vote online.

Why is GE using this e-proxy process?
This “e-proxy” process, which was approved by the SEC in 2007, expedites our shareowners’ receipt of these materials, lowers the costs of proxy solicitation and reduces the environmental impact of our annual meeting. Many other large companies have transitioned to this more contemporary way of distributing annual meeting materials.

What’s included on the enclosed notice?
The enclosed notice explains how you can:
●	View and download the annual report and proxy statement online;
●	Vote your shares online, by mail or in person; and
●	Request an email or paper copy of the annual report and proxy statement at no cost to you (but before you do so, make sure you read “Will you receive any additional proxy materials from GE?” below).

Will you receive any additional proxy materials from GE?

Yes, in a few days we will send you a paper copy of our integrated summary report. It combines in one concise document the most critical information from our annual report, proxy statement and sustainability website. To make it easier for you to vote, you will also receive a proxy card or voting instruction form. Out of consideration for the environment, please keep this in mind before requesting a copy of the full annual report and proxy statement.

Cordially,

Alex Dimitrief,
Secretary

MARCH 2017

Alex Dimitrief
Secretary

GE
41 Farnsworth Street
Boston, MA 02210 U.S.A.

Dear GE Shareowner,

Enclosed are the GE 2016 Annual Report and the Proxy Statement for the 2017 Annual Meeting. We encourage you to review these materials carefully and use them to participate in this year’s voting.

How you can vote

For your convenience, you can vote your shares online or by phone. Additionally, you can vote by mail. Instructions for voting your shares are included on the enclosed proxy card.

How you can view the proxy materials online

You can also view the enclosed materials online at www.ge.com/annualreport and www.ge.com/proxy.

How you help save a forest by signing up for electronic delivery

To encourage shareowners to take advantage of electronic delivery, we have a program that is helping to improve and preserve the environment — if you elect electronic delivery of your proxy materials for future GE shareowner meeting materials, we will have a tree planted in your name. Since implementing this program in 2015, we have planted over 32,000 trees. This program, which is done in cooperation with American Forests, helps to restore national forests throughout the United States, including the Angeles National Forest in California, the Superior National Forest in Minnesota, the Lower Rio Grande Valley National Wildlife Reserve in Texas and the Missisquoi National Wildlife Refuge in Vermont. Please sign up at www.ge.com/investor-relations/personal-investing.

Benefits of electronic delivery
There are many benefits to receiving your GE information online, including:
●	TIMELINESS: Online information is available while paper copies are still making their way through the postal system.

●	AVAILABILITY: You can access these materials via the Internet, when you choose — 24 hours a day, 7 days a week.

●

ADDITIONAL INFORMATION: Past GE Annual Reports, as well as GE investor presentations, background information about the Company, and news about GE’s strategic and operational progress, are available at the GE Investor Relations Web site at www.ge.com/investor-relations.

●	SAVINGS: Electronic delivery of these materials saves the Company the costs of printing and mailing paper copies. The savings from e-delivery can be substantial.

You are a valued GE shareowner. Thank you for participating in this process and voting your enclosed proxy promptly. If you have any questions, please contact GE Corporate Investor Communications at 617-443-3400.

Sincerely,

Matthew Cribbins
Vice President
Corporate Investor Communications

MARCH 2017

Matthew Cribbins
Vice President
Investor Communications

GE
41 Farnsworth Street
Boston, MA 02210 U.S.A.

Dear GE Shareowner,

Enclosed are the GE 2016 Annual Report and the Proxy Statement for the 2017 Annual Meeting. We encourage you to review these materials carefully and use them to participate in this year’s voting.

How you can vote

For your convenience, you can vote your shares online or by phone. Additionally, you can vote by mail. Instructions for voting your shares are included on the enclosed voting information form.

How you can view the proxy materials online

You can also view the enclosed materials online at www.ge.com/annualreport and www.ge.com/proxy.

How you help save a forest by signing up for electronic delivery

To encourage shareowners to take advantage of electronic delivery, we have a program that is helping to improve and preserve the environment — if you elect electronic delivery of your proxy materials for future GE shareowner meeting materials, we will have a tree planted in your name. Since implementing this program in 2015, we have planted over 32,000 trees. This program, which is done in cooperation with American Forests, helps to restore national forests throughout the United States, including the Angeles National Forest in California, the Superior National Forest in Minnesota, the Lower Rio Grande Valley National Wildlife Reserve in Texas and the Missisquoi National Wildlife Refuge in Vermont. Please sign up at www.ge.com/investor-relations/personal-investing.

Benefits of electronic delivery
There are many benefits to receiving your GE information online, including:
●	TIMELINESS: Online information is available while paper copies are still making their way through the postal system.

●	AVAILABILITY: You can access these materials via the Internet, when you choose — 24 hours a day, 7 days a week.

●

ADDITIONAL INFORMATION: Past GE Annual Reports, as well as GE investor presentations, background information about the Company, and news about GE’s strategic and operational progress, are available at the GE Investor Relations Web site at www.ge.com/investor-relations.

●	SAVINGS: Electronic delivery of these materials saves the Company the costs of printing and mailing paper copies. The savings from e-delivery can be substantial.

You are a valued GE shareowner. Thank you for participating in this process and voting your enclosed proxy promptly. If you have any questions, please contact GE Corporate Investor Communications at 617-443-3400.

Sincerely,

Matthew Cribbins
Vice President
Corporate Investor Communications

MARCH 2017

Matthew Cribbins
Vice President
Investor Communications

GE
41 Farnsworth Street
Boston, MA 02210 U.S.A.